EXHIBIT 10.1

AGREEMENT REGARDING REVOLVING COMMITMENT INCREASES

THIS AGREEMENT REGARDING revolving commitment increases (this “Agreement”) dated as of January 27, 2015 (the “Agreement”), is executed by each of the existing Revolving Lenders under (and as defined in) the Credit Agreement (as defined below) a signatory hereto (the “Increasing Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), PARKWAY PROPERTIES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), and PARKWAY PROPERTIES, INC., a corporation incorporated under the laws of the State of Maryland (the “Parent”).

WHEREAS, the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, the Administrative Agent, and the other parties thereto, have entered into that certain Amended, Restated and Consolidated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested that the aggregate amount of the Revolving Commitments (as defined in the Credit Agreement) be increased; and

WHEREAS, each Increasing Lender is willing to increase the amount of such Increasing Lender’s Revolving Commitment on the terms set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Revolving Commitment Increases. Upon the effectiveness of this Agreement (a) the Borrower, the Parent and each Increasing Lender acknowledge and agree that the amount of such Increasing Lender’s Revolving Commitment shall be increased to the amount set forth for such Increasing Lender on Schedule I as such Lender’s “Revolving Commitment Amount”.

Section 2. Conditions Precedent. The effectiveness of this Agreement, including without limitation, the increases of the Revolving Commitments under the immediately preceding Section 1, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, and each of the Increasing Lenders;

(b)    Revolving Notes executed by the Borrower, payable to each Increasing Lender requesting a Revolving Note in the amount of such Increasing Lender’s Revolving Commitment, as applicable, set forth on Schedule I hereto;

(c)    an Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(d)    evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Increasing Lenders have been paid; and

(e)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations of Parent and Borrower . Each of the Parent and the Borrower represents and warrants that (x) no Default or Event of Default shall be in existence immediately after giving effect to the increases in the Revolving Commitments effected hereby and (y) the representations and warranties made or deemed made by the Parent, the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) immediately after giving effect to the increases in the Revolving Commitments effected hereby except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 7. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 8. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 9. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the Administrative Agent, the Parent and the Borrower.

Section 10. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 11. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement Regarding Revolving Commitment Increases to be executed as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Revolving Lender

By:	/s/ Andrew W. Hussion
Name: Andrew W. Hussion
Title: Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Ken Carl
Name: Ken Carl
Title: Senior Vice President

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BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ J. Lee Hord
Name: J. Lee Hord
Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender

By:	/s/ Rita Lai
Name: Rita Lai
Title: Authorized Signer

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KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Daniel R. Heberle
Name: Daniel R. Heberle
Title: Co-Head/National Executive

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ROYAL BANK OF CANADA,
as a Revolving Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

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BARCLAYS BANK PLC,
as a Revolving Lender

By:	/s/ Christine Aharonian
Name: Christine Aharonian
Title: Vice President

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MORGAN STANLEY BANK, N.A.,
as a Revolving Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

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TD BANK, N.A.,
as a Revolving Lender

By:	/s/ Sean C. Dunne
Name: Sean C. Dunne
Title: Vice President

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RAYMOND JAMES BANK, N.A.,
as a Revolving Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

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TRUSTMARK NATIONAL BANK,
as a Revolving Lender

By:	/s/ Zack Nordan
Name: Zack Nordan
Title: Vice President

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Acknowledged and Accepted as of the
date first written above.

PARKWAY PROPERTIES LP

By: Parkway Properties General Partners, Inc., its sole general partner

By:	/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President, General
Counsel and Secretary

By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: Executive Vice President and
Chief Financial Officer

PARKWAY PROPERTIES, INC.

By:	/s/ Jeremy R. Dorsett
Name: Jeremy R. Dorsett
Title: Executive Vice President, General
Counsel and Secretary

By:	/s/ David R. O’Reilly
Name: David R. O’Reilly
Title: Executive Vice President and
Chief Financial Officer

SCHEDULE I

Revolving Commitments

Increasing Lenders	Revolving Commitment
Wells Fargo Bank, National Association	$58,500,000
PNC Bank, National Association	$58,500,000
Bank of America, N.A.	$51,000,000
U.S. Bank National Association	$42,500,000
JPMorgan Chase Bank, N.A.	$40,000,000
KeyBank National Association	$40,000,000
Royal Bank of Canada	$40,000,000
Barclays Bank PLC	$30,000,000
Morgan Stanley Bank, N.A.	$30,000,000
TD Bank, N.A.	$27,500,000
Raymond James Bank, N.A.	$15,000,000
Trustmark National Bank	$14,500,000

A-1

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of January __, 2015 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Parkway Properties LP (the “Borrower”), Parkway Properties, Inc. (the “Parent”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended Restated and Consolidated Credit Agreement dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 1, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain Revolving Lenders (as defined in the Credit Agreement) are to enter into an Agreement Regarding Revolving Commitment Increases dated as of the date hereof (the “Agreement”), to provide for increases in the amount of such Revolving Lenders’ respective Revolving Commitments (as defined in the Credit Agreement) on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

PARKWAY PROPERTIES, INC.

By: _______________________________
Name: __________________________
Title: ___________________________

By: _______________________________
Name: __________________________
Title: ___________________________

PARKWAY PROPERTIES GENERAL PARTNERS, INC.

By: _______________________________
Name: __________________________
Title: ___________________________

By: _______________________________
Name: __________________________
Title: ___________________________

PARKWAY JHLIC LP

By:	Parkway Properties General Partners, Inc., its sole general partner

By: _______________________________
        Name: __________________________
        Title: ___________________________

By: _______________________________
         Name: __________________________
         Title: ___________________________

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PARKWAY REALTY SERVICES, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: _______________________________
             Name: __________________________
             Title: ___________________________

By: _______________________________
             Name: __________________________
             Title: ___________________________

PARKWAY LAMAR LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: _______________________________
             Name: __________________________
             Title: ___________________________

By: _______________________________
             Name: __________________________
             Title: ___________________________

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PARKWAY 214 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PARKWAY 525 N. TRYON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PARKWAY TOWER PLACE 200, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY 222 S. MILL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY 400 NORTH BELT, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY 1300 RIVERPLACE, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY 1250 SAM HOUSTON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY 1325 DAIRY ASHFORD, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY 40867 LAKE FOREST, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY BRICKELL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY CARLTON, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY CYP4, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY FUND II ORLANDO I, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY MILLENIA, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PKY SQUAW PEAK, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY WOODBRANCH, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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PARKWAY 550 SOUTH CALDWELL, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

PKY FUND II TAMPA I, LLC

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ___________________________________
             Name: __________________________
            Title: ___________________________

By: ___________________________________
             Name: __________________________
            Title: ___________________________

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EOLA CAPITAL LLC

By:	Eola Office Partners LLC, its sole member

By:	Parkway Properties LP, its sole member

By:	Parkway Properties General Partners, Inc., its sole general partner

By: ____________________________
             Name: __________________
             Title: ____________________

By: ____________________________
             Name: __________________
             Title: ____________________

Address for Notices:

c/o Parkway Properties, Inc.
390 North Orange Avenue, Suite 2400
Orlando, FL 32801
Attention:  Chief Financial Officer
Telecopy Number:  (407) 650-0597
Telephone Number:  (407) 650-0593

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BORROWER:

PARKWAY PROPERTIES LP,
a Delaware limited partnership
By:    Parkway Properties General Partners, Inc.,
its sole general partner

By:_______________________________
Name:__________________________
Title:___________________________

By:_______________________________
Name:__________________________
Title:___________________________

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